                                                                       EXHIBIT 1

                                  $150,000,000

                                  BLOUNT, INC.

                   ___% Senior Notes Due ______________, 2008

                                  Guaranteed by

                           BLOUNT INTERNATIONAL, INC.

                             Underwriting Agreement



                                                          ________________, 1998



J.P. Morgan Securities Inc.
Salomon Brothers Inc
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

         Blount, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $150,000,000 principal amount of its _____% Senior Notes Due __________, 2008 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees" and, together with the Notes, the "Securities") as to payment of principal, premium (if any) and interest by Blount International, Inc., a Delaware corporation, as guarantor (the "Guarantor"). The Securities will be issued pursuant to the provisions of an Indenture to be dated as of ____________, 1998 among the Company, the Guarantor and LaSalle National Bank, as Trustee (the "Trustee").

         The Company and the Guarantor have prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (file no. 333-42481), including a prospectus, relating to the Securities. The registration statement as amended at the time of its effectiveness, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". If the Company and the Guarantor have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend" "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

         The Company and the Guarantor hereby agree with the Underwriters as follows:

         1. The Company and the Guarantor agree to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company and the Guarantor the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ______% of their principal amount plus accrued interest, if any, from ______________, 1998 to the date of payment and delivery.

         2. The Company and the Guarantor understand that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after (A) the Registration Statement has become effective and
(B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer to an account previously specified by the Company to the Representatives in same day funds not later than 10:00 a.m. on _______________, 1998, or at such other time on the same or such other date, not later than the third Business Day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment is referred to herein as the

"Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company and the Guarantor. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, Corporate Trust Services, 135 South LaSalle Street, Chicago, Illinois 60603, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         4. Each of the Company and the Guarantor, jointly and severally, represents and warrants to each Underwriter that, as of the date on which this Agreement becomes effective pursuant to Section 9 hereof:

                  (a) no order preventing or suspending the use of any preliminary prospectus has, to the best knowledge of the Company and the Guarantor, been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter expressly for use therein;

                  (b) the Registration Statement has been declared effective by the Commission under the Securities Act, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company and the Guarantor, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company and the Guarantor shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and the Prospectus, as amended or supplemented, if applicable, at the

         Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter expressly for use therein;

                  (c) the documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act as applicable and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) the financial statements of the Company and the Guarantor, including the related notes and schedules thereto, included or incorporated by reference in the Registration Statement and the Prospectus (i) present fairly the consolidated financial position of the Company and the Guarantor, as the case may be, and their respective consolidated subsidiaries taken as a whole as of the dates indicated and the consolidated results of their respective operations and the changes in their respective consolidated cash flows for the periods specified in conformity with generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis throughout the periods involved, except as stated therein or in the reports related thereto and (ii) have been prepared in accordance with the applicable accounting requirements of Regulation S-X promulgated under the Securities Act ("Regulation S-X") in all material respects; the financial statement schedules included in the Registration Statement include in all material respects the information required to be included therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the requirements of the Securities Act and the Exchange Act, as applicable, and are based on good faith estimates and assumptions believed by the Company and the Guarantor to be reasonable;

                  (e) the financial statements of Federal Cartridge Company ("Federal"), including the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus (i) present fairly the financial position of Federal as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified in conformity with GAAP in the United States applied on a consistent basis throughout the periods involved, and (ii) have been prepared in accordance with the applicable accounting requirements of Regulation S-X in all material respects;

                  (f) since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or contemplated therein or in Annex B hereto, there has not been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries (including the Company, the "Subsidiaries"), or any material adverse change in the business, prospects, management, operations or condition, financial or otherwise of the Guarantor and the Subsidiaries, taken as a whole (a "Material Adverse Change," and any event or state of facts that could reasonably be expected to result in a Material Adverse Change is herein referred to as a "Prospective Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither the Guarantor nor any of the Subsidiaries has entered into any transaction or agreement (other than those in the ordinary course of business) materially adverse to the Guarantor and the Subsidiaries taken as a whole;

                  (g) each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, operations or condition, financial or otherwise, of the Guarantor and the Subsidiaries, taken as a whole ("Material Adverse Effect");

                  (h) each of the Subsidiaries (other than the Company) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; except as set forth in the Registration Statement and the Prospectus, all the outstanding shares of capital stock of each Subsidiary listed on Annex A hereto, which constitute all of the "significant" Subsidiaries as defined in Rule 1-02(w) of Regulation S-X (the "Significant Subsidiaries") has been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign Subsidiaries, for directors' qualifying shares and transfer restrictions imposed by local law the compliance with which, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect) are owned by the Guarantor, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims; and except as set forth in the Registration Statement and the Prospectus or in Annex A, there are no outstanding
         (a) securities or obligations of the Guarantor or the Company convertible into or exchangeable for any shares of capital stock of the Guarantor or the Company or any Significant Subsidiary, (b) rights, warrants or options to acquire or purchase from the Guarantor or the Company any shares of capital stock of the Guarantor, the Company or any Significant Subsidiary or any such convertible or exchangeable securities or obligations or (c) obligations or understandings of the Guarantor or the Company to issue or sell any shares of capital stock of the Guarantor, the Company or any Significant Subsidiary, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations;

                  (i) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

                  (j) the issuance and sale by the Company of, and the performance by the Company of its obligations under, the Notes have been duly authorized by all necessary corporate action on the part of the Company, and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject, as to enforcement, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under, the Guarantees have been duly authorized by all necessary corporate action on the part of the Guarantor, and when the Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Guarantor entitled to the benefits provided by the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject, as to enforcement, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the execution and delivery by the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its respective obligations under, the Indenture have been duly authorized by all necessary corporate action of the Company and the Guarantor, and the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, the Guarantor and the Trustee, the Indenture will constitute a valid and binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject as to enforcement, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                  (k) neither the Guarantor nor the Company is in violation of its Certificate of Incorporation or Bylaws or is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of the Subsidiaries is a party or by which it or any of them is bound or to which any of their respective properties is subject, except for violations and defaults which individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect;

                  (l) the execution and delivery by the Company of the Notes and the execution and delivery by the Guarantor of the Guarantees and the performance by each of the Company and the Guarantor of its respective obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated do not result in any violation of the Certificate of Incorporation or Bylaws of the Guarantor or the Company, and do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Guarantor or any Subsidiary of the Guarantor under, (i) any indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Guarantor or any such Subsidiary is a party or by which any of them may be bound or to which any of their properties may be subject, (ii) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (iii) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Guarantor or any such Subsidiary or any of their respective properties, except, in the case of clause (i), for such violations, conflicts, breaches, defaults, rights, liens, charges and encumbrances that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Guarantor or the Company to perform their respective obligations under this Agreement; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been or will be prior to the Closing Date obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) except as described in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Guarantor or the Company, threatened against or affecting the Guarantor or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect or that is reasonably likely to have a material adverse effect on the consummation of the transactions contemplated in this Agreement. There is no action, suit or proceeding before or by any government, governmental instrumentality or court, now pending, or to the knowledge of the Guarantor or the Company, threatened against or affecting the Guarantor or any of its Subsidiaries that is required to be described in the Registration Statement or the Prospectus that is not so described. The aggregate of all pending legal or governmental proceedings known to the Guarantor or the Company to which the Guarantor or any of its Subsidiaries is a party or that affect any of their properties that are not referred to or described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to its business, is not reasonably likely to have a Material Adverse Effect;

                  (n) Coopers & Lybrand L.L.P. who have audited certain financial statements of the Guarantor and the Company incorporated by reference into the Registration Statement are independent public accountants of the Company and the Guarantor as required by the Securities Act;

                  (o) Deloitte & Touche LLP who have audited certain financial statements of Federal incorporated by reference into the Registration Statement are independent public accountants of Federal as required by the Securities Act;

                  (p) each of the Guarantor and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and neither the Guarantor nor any such Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not reasonably be expected to have a Material Adverse Effect; and each of the Guarantor and the Subsidiaries is in material compliance with all laws and regulations relating to the conduct of its respective business as conducted as of the date hereof, except where noncompliance with such laws and regulations would not reasonably be expected to have a Material Adverse Effect;

                  (q) there are no labor disputes with the employees of the Guarantor or any of the Subsidiaries which are reasonably likely to have a Material Adverse Effect;

                  (r) the Guarantor and its Subsidiaries are in material compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), except, in each case, where noncompliance, singly or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;

                  (s) the conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the Guarantor and the transactions contemplated by this Agreement, the Indenture and the Registration Statement.

         5. Each of the Company and the Guarantor covenants and agrees with each of the several Underwriters as follows:

                  (a) to use its reasonable best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and to file promptly all reports and any definitive proxy or information statements required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to use its reasonable best efforts to furnish copies of the Prospectus to the Underwriters in New York City prior to 2:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

                  (b) to deliver, at the expense of the Company and the Guarantor, to the Representatives, three conformed copies of the Registration Statement (as originally filed) and each amendment thereto together with one set of original signature pages thereto, in each case including exhibits but excluding documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits or documents incorporated by reference therein and, during the period from the effectiveness of this Agreement through the time period referred to in the first clause of the first sentence of paragraph (e) below (and subject to the provisions of paragraph (e)), to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

                  (c) during the period from the effectiveness of this Agreement through the end of the time period referred to in the first clause of the first sentence of paragraph (e) below, before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object unless, in the judgment of the Company and the Guarantor and their counsel, such amendment is required by law;

                  (d) during the period from the effectiveness of this Agreement through the end of the time period referred to in the first clause of the first sentence of paragraph (e) below, to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose,
         (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company or the Guarantor of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period of time after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company and the Guarantor if during the nine-month period immediately following the date on which a Prospectus is first provided to the Underwriters hereunder and at the expense of the Underwriters thereafter, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company and the Guarantor) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon written request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to use their best efforts (A) to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and (B) to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that neither the Company nor the Guarantor shall be required to qualify the Securities in any jurisdiction where, as a result of such qualification, the Company or the Guarantor would be required to qualify as a foreign corporation, to file a general consent to service of process or to become subject to taxation in any jurisdiction;

                  (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company and the Guarantor occurring after the "effective date" (as defined in Rule 158) of the Registration Statement, provided that in no event shall the Company and the Guarantor be required to provide such statement prior to ninety days following the end of such twelve month period; provided, however, that the Company shall not be obligated to make such an earnings statement available if, at the time when the Guarantor makes such an earnings statement available, (i) the Company would be required to file periodic reports and other documents and information with the Commission but for exemptive relief granted by the Commission or in a no-action position taken by the staff of the Commission with respect to the Company allowing such requirement to be satisfied by the filing of such reports, documents and information by the Guarantor and (ii) the Guarantor complies with any applicable requirements set forth in such exemptive relief or in a letter stating such no-action position;

                  (h) so long as the Securities are outstanding, until five years after the Closing Date, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                  (i) During the period beginning the date hereof and continuing until the Business Day following the Closing Date, without the prior written consent of the Underwriters, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company or the Guarantor which are substantially similar to the Securities;

                  (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements related to such registration or qualification, provided that such fees and disbursements payable by the Company pursuant to this clause (iii) shall not exceed $1,000), (iv) in connection with the listing of the Securities on any stock exchange,
         (v) consisting of any fees payable to the National Association of Securities Dealers, Inc. in connection with the offering of the Securities, (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and, subject to Section 5(e) hereof, the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) any expenses incurred by the Company and the Guarantor in connection with a "road show" presentation to potential investors (provided that the Company shall be obligated to reimburse the Underwriters pursuant to this clause (viii) only for such expenses as are reasonably incurred by the Underwriters on behalf of the Company) and (ix) the cost and charges of any transfer agent; and

                  (l) prior to the Closing Date, the Company and the Guarantor shall disclose to the Representatives any transaction or agreement (other than those in the ordinary course of business) that the Guarantor or a Subsidiary has entered into since the respective dates that information is given in the Registration Statement and Prospectus that is material to the Guarantor and the Subsidiaries taken as a whole.

         6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by each of the Company and the Guarantor of its respective obligations hereunder and to the following additional conditions:

                  (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date this Agreement becomes effective pursuant to Section 9 hereof; provided, however, that if the Registration Statement becomes effective pursuant to Rule 430A and a post-effective amendment is thereafter filed, such post-effective amendment shall have become effective not later than 5:00 p.m., New York City time, on the Business Day following the day on which such post-effective amendment is filed; and no stop order suspending the effectiveness of the Registration Statement or any post-affective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information by the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

                  (b) the representations and warranties of each of the Company and the Guarantor contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and each of the Company and the Guarantor shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Guarantor by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any Material Adverse Change or any development involving a Prospective Material Adverse Change, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Registration Statement and the Prospectus;

                  (e) the Representatives shall have received on and as of the Closing Date a certificate of Harold E. Layman, Chief Financial Officer of the Company and the Guarantor, John M. Panettiere, Chief Executive Officer of the Company and the Guarantor or Rodney W. Blankenship, Chief Accounting Officer of the Company and the Guarantor reasonably satisfactory to the Representatives to the effect set forth in subsections (a) through (c) of this Section and to the further effect that since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not occurred any Material Adverse Change, or any development involving a Prospective Material Adverse Change, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus;

                  (f) Richard H. Irving III, General Counsel for the Company and the Guarantor, shall have furnished to the Representatives his written opinion, dated the Closing Date, to the effect that:

                           (i) each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                           (ii) each of the Company and the Guarantor has been
                  duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                           (iii) each [Significant Subsidiary incorporated under
                  the laws of any State in the States of the United States] has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus and is qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect;

                           (iv) such counsel does not know of any action, suit or proceeding before or by any government, governmental instrumentality or court now pending or threatened against or affecting the Guarantor or the Company or any of their respective properties that is required to be described in the Registration Statement or the Prospectus and is not so described (provided that for such purpose such counsel need not regard any suit or proceeding to be "threatened" unless the potential litigant or instrumentality has manifested to the management of the Company or to such counsel a present intention to initiate such suit or proceedings) or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed, as required;

                           (v) the issue and sale by the Company of the Notes and by the Guarantor of the Guarantees and the performance by each of the Company and the Guarantor of its respective obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) result in any violation of the Certificate of Incorporation or Bylaws of the Guarantor or the Company, (ii) contravene any judgment, order or decree known to such counsel by which the Company or any Subsidiary is bound or by which their assets may be affected or (iii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any material properties or assets of the Guarantor or the Company, pursuant to the terms of any agreement known to such counsel, except for such violations, contraventions, conflicts, breaches, defaults, rights, liens, charges or encumbrances that would not have a Material Adverse Effect;

                  Such opinions (other than the opinion described in clause
         (iii) above) may be limited to the laws of the State of Delaware and the federal laws of the United States.

         In rendering the opinion described in clause (iii) above, such counsel may rely, as to matters involving the application of laws other than the laws of the United States and the States of Delaware, with respect to the opinion that each Significant Subsidiary "is in good standing under the laws of each other jurisdiction in which it owns or leases property" solely upon a certificate of the Secretary of State of such jurisdiction certifying that such Significant Subsidiary is in good standing in such jurisdiction as of the date specified in such certificate. In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on originals or copies certified or otherwise identified to such counsel's satisfaction of corporate records of the Company and the Guarantor and other certificates and other written statements of public officials, officers and representatives of the Company and the Guarantor and other persons. The opinion of such counsel for the Company and the Guarantor shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

                  The opinion of Richard H. Irving III described above shall be rendered to the Underwriters at the request of the Company and the Guarantor and shall so state therein.

                  (g) Cleary, Gottlieb, Steen & Hamilton, counsel for the Company and the Guarantor, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) each of the Company and the Guarantor is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus;

                           (ii) based solely on the inquiry of Richard H. Irving
                  III, General Counsel of the Company and the Guarantor, and of the lawyers currently with Cleary, Gottlieb, Steen & Hamilton who, according to the records of such firm, have performed legal services for the Company and the Guarantor since February 1, 1995, such counsel does not know of any action, suit or proceeding before or by any government, governmental instrumentality or court now pending or threatened against or affecting the Guarantor or the Company or any of their respective properties that is required to be described in the Registration Statement or the Prospectus and is not so described (provided that for such purpose such counsel need not regard any suit or proceeding to be "threatened" unless the potential litigant or instrumentality has manifested to the management of the Company or to such counsel a present intention to initiate such suit or proceedings) or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed, as required;

                           (iii) this Agreement has been duly authorized,
                  executed and delivered by the Company and the Guarantor;

                           (iv) the issuance and sale of, and the performance of all obligations under, the Notes have been duly authorized by all necessary corporate action of the Company, and the Notes, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Under writers in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                           (v) the execution, delivery and performance of the Guarantees have been duly authorized by all necessary corporate action of the Guarantor, and when the Notes have been duly authenticated in accordance with the terms of the Indenture and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantor entitled to the benefits provided by the Indenture subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject, as to enforcement, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                           (vi) the execution, delivery and performance of the Indenture have been duly authorized by all necessary corporate action of the Company and the Guarantor, and the Indenture has been duly executed and delivered by the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding instrument of each of the Company and the Guarantor enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject, as to enforcement, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                           (vii) the execution and delivery by each of the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its respective obligations under, the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated, will not (i) result in any violation of the Certificate of Incorporation or Bylaws of the Guarantor or the Company, (ii) violate any provision of any of the laws, rules and regulations of the United States of America, the State of Delaware and the State of New York (collectively, the "Applicable Laws") (assuming for this purpose that (A) the Registration Statement, at the time it becomes effective, does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (B) the Prospectus, as of the date thereof, does not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading), except that such counsel need not express any opinion with respect to state securities laws;
                  (iii) contravene any judgment, order or decree known to such counsel by which the Company or any Subsidiary is bound or by which their assets may be affected; (iv) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any material properties or assets of the Guarantor or the Company, pursuant to the terms of any agreement identified on a schedule to this opinion (which schedule shall be in form and substance satisfactory to the Underwriters and their counsel), except for such conflicts, breaches, violations, defaults, accelerations, repayments, repurchases, liens, charges or encumbrances that would not have a Material Adverse Effect; or (v) based on such counsel's review of the Applicable Laws, require any consent, approval or authorization or order of, or qualification of or with any governmental agency, except such as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities;

                           (viii) the statements in the Prospectus under
                  "Description of Notes", insofar as such statements purport to summarize certain provisions of the Securities and the Indenture provide a fair summary of such provisions;

                           (ix) the Registration Statement and the Prospectus (except for the financial statements, schedules and other financial and statistical data, included in the Registration Statement and the Prospectus, as to which counsel need not opine) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder;

                           (x) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Guarantor or the Company prior to the Closing Date (other than the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), when they were filed with the Commission, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                           (xi) neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Securities, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                           (xii) the conditions for use of a Registration
                  Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the Guarantor and the transactions contemplated by this Agreement and the Registration Statement.

                  Such counsel shall also state that they have been advised by the Commission that the Indenture has been qualified under the Trust Indenture Act and that the Registration Statement became effective under the Securities Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the Securities Act.

                  Such counsel shall also state that no information has come to such counsel's attention which causes such counsel to believe that the Registration Statement (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on originals or copies certified or otherwise identified to such counsel's satisfaction of corporate records of the Company and the Guarantor and other instruments and other certificates of public officials, officers and representatives of the Company and the Guarantor and other persons. With respect to the matters to be covered in the immediately preceding paragraphs, such counsel may state that the statements made in such paragraphs are based upon participation of such counsel (in the course of acting as special counsel to the Company in connection with the preparation of the Registration Statement and Prospectus) in conferences and telephone conversations with representatives of the Company and the Guarantor, representatives of independent public accountants for the Company and representatives of the Underwriters and counsel for the Underwriters but without independent verification of the accuracy, completeness or fairness of the statements made in the Registration Statement and Prospectus, except as specified.

                  The opinion of Cleary, Gottlieb, Steen & Hamilton described above shall be rendered to the Underwriters at the request of the Company and the Guarantor and shall so state therein.

                  (h) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement, if any, and also on the Closing Date, Coopers & Lybrand L.L.P. with respect to the Company and the Guarantor and Deloitte & Touche LLP with respect to Federal shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                  (i) the Representatives shall have received on and as of the Closing Date an opinion of King & Spalding, counsel to the Underwriters, with respect to the validity of the Indenture, the Notes and the Guarantees, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (j) on or prior to the Closing Date, each of the Company and the Guarantor shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         7. The Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company and the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, their respective directors, their respective officers who sign the Registration Statement and each person who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and the Guarantor in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and paragraphs (a) and (b) of Section 4 hereof, the only information furnished in writing by the Underwriters to the Company and the Guarantor expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph on the cover page of the Prospectus, the legend at the top of page 2 of the Prospectus and the list of underwriters set forth in the table under the caption "Underwriting" in the Prospectus, the second paragraph and the second sentence of the third paragraph following such table and the sixth paragraph following such table.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying

Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel actually incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantor, their respective directors, their respective officers who sign the Registration Statement and such control persons of the Company and the Guarantor shall be designated in writing by the Company and the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities set forth opposite their names in
Schedule I hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of each of the Company and the Guarantor set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or the Guarantor, their respective officers or directors or any other person controlling the Company or the Guarantor and (iii) acceptance of and payment for any of the Securities.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Guarantor, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

         If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such

Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company and the Guarantor agree, jointly and severally, to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

         11. This Agreement shall inure to the benefit of and be binding upon the Company, the Guarantor, the Underwriters, any controlling persons, officers and directors referred to in Section 7 hereof and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060 (telefax:______); Attention: Syndicate Department. Notices to the Company shall be given to it at Blount, Inc., 4520 Executive Park Drive, Montgomery, Alabama 36116-1602, (telefax:______); Attention: Chief Financial Officer, with a copy to the same address, Attention: General Counsel. Notices to the Guarantor shall be given to it at Blount International, Inc., 4520 Executive Park Drive, Montgomery, Alabama 36116-1602, (telefax:______); Attention: Chief Financial Officer, with a copy to the same address, Attention: General Counsel.

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                       Very truly yours,

                                       BLOUNT, INC.


                                       By:_______________________
                                          Title:


                                       BLOUNT INTERNATIONAL, INC.


                                       By:_______________________
                                          Title:


Accepted: _________________, 1998

J.P. Morgan Securities Inc.
Salomon Brothers Inc

Acting on behalf of themselves
and the several Underwriters
listed in Schedule I hereto.

By:  J.P. Morgan Securities Inc.


By:___________________________
   Title:

                                                                      SCHEDULE I








                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                                 SECURITIES TO
UNDERWRITER                                                       BE PURCHASED
-----------                                                      -------------
J.P. Morgan Securities Inc..................................      $
Salomon Brothers Inc  ......................................
                                                                  ------------
         Total .............................................      $150,000,000

                                                                         ANNEX A

                            SIGNIFICANT SUBSIDIARIES


Blount, Inc.

         BI Holdings Corp.

                  Blount Holdings, Ltd.

                           Blount Canada, Ltd.

         Federal Cartridge Company

                                                                         ANNEX B



         Between the respective dates as of which information is given in the Registration Statement and the Prospectus and the date hereof, there has not been any change in the capital stock or long-term debt of the Guarantor or any of the Subsidiaries except (i) such changes as are disclosed therein and (ii) the following:

                  (1) Changes in capital stock accounts resulting from the conversion of shares of Class B Common Stock of the Guarantor into shares of Class A Common Stock of the Guarantor pursuant to the By-Laws of the Guarantor;

                  (2) Changes in capital stock resulting from the issuance of shares of capital stock of the Guarantor pursuant to the exercise of
         (i) options outstanding as of such dates or (ii) options issued between such dates and the date hereof and exercised upon the retirement of the grantees of such options;

                  (3) Changes in capital stock resulting from the repurchase by the Guarantor of not more than ___shares of Class A Common Stock of the Guarantor pursuant to its stock buyback program as announced prior to the date of the Prospectus; and

                  (4) Changes in long-term debt not in excess of $____________.